Exhibit 10.1

            This AMENDED AND RESTATED AGREEMENT (the “Agreement”) is made as of the 27th day of August, 2008 by and between <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> and ADVANCE BIOFACTURES CORPORATION AND ITS AFFILIATES, 35 Wilbur Street, Lynbrook, NY 11563, hereinafter referred to, collectively, as the “Company.” <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>

            WHEREAS, the Company desires to engage <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> as an independent contractor and not as an employee to render the services and grant the rights described below and <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> desires to render such services and grant such rights,

NOW, THEREFORE, it is agreed:

1.  Services:  <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> will provide consulting services to the Company at its request in connection with the clinical testing and development of a pharmaceutical product based on Collagenase ABC for the treatment of Peyronie’s Disease (the “Product”), such consulting services shall be for no more than five (5) days per year unless otherwise mutually agreed.

2.  Term:  The consulting services shall be for a period of twelve (12) months commencing on the date hereof and continuing thereafter until terminated by either party on not less than three months’ prior written notice to the other party at the addresses stated above or at an address chosen subsequent to the execution of this Agreement and duly communicated to the party giving notice.

3.  Consultations:  <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> shall be available to render the services described above to the Board of Directors, the officers and scientific staff and consultants of the Company provided that the Company shall pay reasonable travel expenses and <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> per day (including time for travel).  All payments to made under this Agreement shall be made by wire transfer of immediately available funds to an account designated in writing from time to time by <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>.

4.  Compensation: <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> shall receive from the Company in consideration of the services to be rendered and rights granted hereunder the following compensation whether or not the Company has terminated his engagement prior thereto: <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>

5.  Access to Records.

a.
Upon the written request of <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>, and not more than one (1) time per calendar year, the Company shall permit <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> or an independent certified public accounting firm selected by <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> to have access upon reasonable advance notice and during normal business hours to such records of the Company or BTC as may be reasonably necessary to verify the accuracy of the quarterly royalty statements provided by the Company.  The accounting firm shall enter into a customary confidentiality agreement with the Company and BTC to maintain in confidence all information of the Company and BTC disclosed in connection with any such audit.  Any such audit shall be at the expense of <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> unless it reveals an underpayment of 5% or more of the amount that should have been paid to <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> for the period audited, in which case the Company shall bear the cost of the audit. Pursuant to Section 10.3 of the Development Agreement, any sales data conveyed to <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> or the accounting firm under this Agreement shall be maintained by him or the accounting firm in the strictest confidence, provided that <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> may disclose such info to his personal accountant, if necessary for the preparation of his personal tax returns.

b.	The Company and BTC shall retain such books and records for a period of no less than five (5) years from the date of this Agreement.

6.  Options:  This Agreement shall have no affect on the Prior Stock Option Grant, which will continue in full force and effect in accordance with its terms.

7.  Use of Name: <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> grants the Company and BTC the right to use his name in connection with documentation prepared during his engagement relating to clinical investigation and approval of the Product subject to his approval of the scientific content of the documentation, which approval shall not unreasonably be withheld.

8.  Confidentiality and Rights: <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> agrees to keep in confidence and except as may be required by law not to disclose to anyone any information relating to the Product, or the plans or operations of the Company or BTC of which he may become aware during the engagement, and in particular shall not submit for publication or present to any forum information relating thereto without the prior written consent of the Company and agrees to assign to the Company any inventions, discoveries or improvements he may make relating to the Product without additional consideration.

9.  Indemnity and Insurance:  The Company will arrange for <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> to be named as an additional insured on the Company’s or BTC’s liability policy and will indemnify and defend him against any claim for damages allegedly caused by the Product whether or not the Company or BTC is named in the suit but only if the clinical trial that gives rise to any claim was sponsored by the Company or BTC, unless such claim is based upon his own personal negligent act or omission.

10.  Miscellaneous:  The validity, performance, construction and effect of this Agreement shall be governed by the substantive laws of the State of New York without reference to conflicts of laws provisions.  Any disputes arising under, or in connection with this Agreement, shall be submitted, by a written notice of a request to arbitrate by either party, to final and binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in force.  The arbitration, which shall be before a single-member arbitral tribunal appointed by the AAA, shall be held in Los Angeles, California.  This Agreement may not be assigned by either party without the express written consent of the other, except that the Company may assign this Agreement to the Company or to any third party which acquires (whether by merger, sale of assets or otherwise) all or substantially all of that portion of the Company’s or the Company’s business to which this Agreement pertains.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements, whether written or oral, including, but not limited to, the Prior Agreement but excluding the Prior Stock Option Grant, which shall continue in full force and effect in accordance with its terms.  This Agreement may not be modified orally, but only by an instrument in writing signed by both parties.  If any provision of this Agreement is declared invalid or unenforceable that provision shall be deemed fully severable. The remaining provisions of this Agreement shall remain in full force and effect and will be construed as if the invalid and unenforceable provision had been deleted.  It is expressly agreed that the parties are independent contractors and the relationship will not constitute a partnership or agency of any kind.  Neither party may bind the other or make statements on behalf of the other without prior written consent.  The captions used in this Agreement are inserted for convenience of reference only and shall not be construed to create obligations, benefits or limitations.  This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.  This Agreement shall be binding upon any successors and assigns and, in the event that the Company or all of its assets are purchased, this Agreement shall be binding upon the purchaser.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Advance Biofactures Corporation
<OMITTED AND FILED SEPARATELY WITH THE SECURITIES	By:	/s/ Thomas L. Wegman
AND EXCHANGE COMMISSION>		Thomas L. Wegman, President